Exhibit 10.3

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

SUPPLEMENTAL AGREEMENT NO. 7 to
PURCHASE AGREEMENT NUMBER 04761
between
THE BOEING COMPANY
and
UNITED AIRLINES, INC.
relating to
BOEING MODEL 737 MAX AIRCRAFT
THIS SUPPLEMENTAL AGREEMENT No. 7 (SA-7) is entered into as of August 12, 2021 by and between The Boeing Company, a Delaware corporation, (Boeing) and United Airlines, Inc., a Delaware corporation, (Customer);
WHEREAS, Customer and Boeing entered into Purchase Agreement No. 04761 dated as of the 15th day of May of 2018 as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Model 737 MAX aircraft. This Supplemental Agreement is an amendment to the Purchase Agreement; and
WHEREAS, solely to conform and further amend the Purchase Agreement to reflect Customer and Boeing’s agreement regarding the following matters without duplication of any consideration being provided to Customer to:
(i)Revise the Table 1 for *** 737-*** Aircraft to update the *** applicable to the *** 737-*** Aircraft;
(ii)Add *** factors for the 737-***;
(iii)Substitute *** 737-*** Aircraft into *** 737-*** aircraft (***) including
(a)add a new Table 1 for the *** 737-*** Aircraft;
(b)revise Table 2 to delete *** 737-*** Aircraft; and
(c)revise certain *** considerations to incorporate the *** 737-*** Aircraft.
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
UAL-PA-04761        SA-7, Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

1.Table of Contents.
The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-7”).
2.Tables.
2.1.The Table 1 titled “*** 737-*** Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled Table 1 (identified by “SA-7”) to correct the *** features amount specified in such Table 1.
2.2.The Table 1 titled “*** 737-*** Aircraft Delivery, Description, Price and ***” (identified by “SA-7”) is added to the Purchase Agreement to incorporate the *** 737-*** Aircraft which were *** from *** 737-*** Aircraft.
2.3.Table 2 titled “*** 737-*** Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached Table 2 (identified by “SA-7”) to *** 737-*** Aircraft which have been *** into *** 737-*** Aircraft.
2.4.Exhibit A entitled “737-8 Aircraft Configuration” is deleted in its entirety and replaced with the attached similarly titled Exhibit A (identified by “SA-7”) to update the *** applicable to 737-*** Aircraft *** of Customer’s original *** 737-*** Aircraft order.
3.Letter Agreements.
3.1.Letter Agreement No. UAL-PA-04761-LA-1801474 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04761-LA-1801474R1 titled “*** for the 737-10 Aircraft” (identified by “SA7”) to *** the applicable *** factors for ***.
3.2.Letter Agreement No. UAL-PA-04761-LA-2100096 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04761-LA-2100096R1 titled “Certain Special Matters for the 737-*** Aircraft and for the *** 737-*** Aircraft” (identified by “SA-7”) to incorporate the *** 737-*** Aircraft.
The Purchase Agreement will be deemed supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.
The rest of the page is intentionally blank. Signature page follows.

UAL-PA-04761        SA-7, Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.
/s/ Irma L. Krueger	/s/ Ted Davidson
Signature	Signature

Irma L. Krueger	Ted Davidson
Printed Name	Printed Name

Attorney-in-Fact	Vice President - Procurement
Title	Title

UAL-PA-04761        SA-7, Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
TABLE
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-6
1.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-7
1	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-7
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-5
1.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-5
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-5
1.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-6
1.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-6
2.	737-*** Aircraft Delivery, Description, Price and ***	SA-7

UAL-PA-04761    Table of Contents, Page 1 of 5     SA-6
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED
EXHIBITS		SA NUMBER
A	737-8 Aircraft Configuration	SA-7
A	737-9 Aircraft Configuration	SA-1
A	737-10 *** Aircraft Configuration	SA-5
A	737-10 Aircraft Configuration	SA-6
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS		SA NUMBER
AE1.	***/Airframe and *** Features for the 737MAX Aircraft
BFE1.	BFE Variables 737-8 Aircraft	SA-2
BFE1.	BFE Variables 737-9 Aircraft	SA-1
BFE1.	BFE Variables 737-10 Aircraft	SA-2
EE1.	Engine Warranty and ***
SLP1.	Service Life Policy Components
LETTER AGREEMENTS		SA NUMBER
UAL-PA-04761-LA-1801463R3	*** Matters	SA-6
UAL-PA-04761-LA-1801464	Demonstration Flight Waiver
UAL-PA-04761-LA-1801465R2	Open Matters 737-9 and 737-10 Aircraft	SA-5
UAL-PA-04761-LA-1801466	Seller Purchased Equipment	SA-5
UAL-PA-04761-LA-1801467R4	Special Matters – 737 MAX Aircraft	SA-6
UAL-PA-04761-LA-1801468	***
UAL-PA-04761-LA-1801469R2	***	SA-6
UAL-PA-04761    Table of Contents, Page 2 of 5     SA-7
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
UAL-PA-04761-LA-1801470	Privileged and Confidential Matters
UAL-PA-04761-LA-1801471	AGTA Matters
UAL-PA-04761-LA-1801472	Assignment Matters
UAL-PA-04761-LA-1801473	737-10 Aircraft ***
UAL-PA-04761-LA-1801474R1	*** for the 737-10 Aircraft	SA-7
UAL-PA-04761-LA-1801475	Loading of Customer Software
UAL-PA-04761-LA-1801476	Installation of Cabin Systems Equipment
UAL-PA-04761-LA-1801477	Special Customer Support Matters
UAL-PA-04761-LA-1801478R1	Delivery *** Matters	SA-6
UAL-PA-04761-LA-1807022R5	*** Aircraft – 737-***	SA-6
UAL-PA-04761-LA-1807420R1	737-*** and 737-*** Aircraft Model ***	SA-6
UAL-PA-04761-LA-1807490R1	737-*** Aircraft and 737-*** Aircraft ***	SA-2
UAL-PA-04761-LA-1900347	737-8 ***	SA-6
UAL-PA-04761-LA-2001831R1	Certain Special Matters	SA-4
UAL-PA-04761-LA-2100095	*** Matters for the 737-8 *** Aircraft	SA-5
UAL-PA-04761-LA-2100096R1	Certain Special Matters for the 737-*** Aircraft and for the *** 737-*** Aircraft	SA-7
UAL-PA-04761-LA-2100136	Open Matters Relating to *** Model 737-8 Aircraft	SA-5
UAL-PA-04761-LA-2100718R1	Special Matters Relating to *** 737-9 Aircraft	SA-6
TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
UAL-PA-04761-LA-2103100	Airline Operational Efficacy Matters	SA-6
UAL-PA-04761-LA-2103236	***	SA-6
UAL-PA-04761    Table of Contents, Page 3 of 5     SA-7
BOEING / UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . September 25, 2018
Supplemental Agreement No. 2 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . December 12, 2018
Supplemental Agreement No. 3 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . March 20, 2020
Supplemental Agreement No. 4 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . June 30, 2020
Supplemental Agreement No. 5 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . February 26, 2021
Supplemental Agreement No. 6 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . June 27, 2021
Supplemental Agreement No. 7 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . August 12, 2021

UAL-PA-04761    Table of Contents, Page 4 of 5     SA-7
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Table 1 to Purchase Agreement No. 04761
*** 737-*** Aircraft Delivery, Description, Price and ***

	Airframe Model/MTOW:	737-***	*** pounds	^		Detail Specification:		***	4Q11 External Fcst~4Q11 External Fcst - Engines
	Engine Model/Thrust:	***	*** pounds	+		Airframe Price Base Year/*** Formula:		***	***
	Airframe Price:		***			Engine Price Base Year/*** Formula:		***	***
	*** Features:		***
	Sub-Total of Airframe and Features:		***			Airframe *** Data:
	Engine Price (Per Aircraft):		***			Base Year Index (ECI):		***
	Aircraft Basic Price (Excluding BFE/SPE):		***			Base Year Index (CPI):		***
	Buyer Furnished Equipment (BFE) Estimate:		***
	Seller Purchased Equipment (SPE) Estimate:		***

	Deposit per Aircraft:		***

# of Aircraft	***Delivery Month	***	Manufacturer Serial Number	***Forecast	Actual or Nominal Delivery ****	*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
	Number of	Factor				*** Base ***	***	***	***
	Aircraft	(Airframe)				Price Per A/P ***	***	***	***
***	*** ***	***	***		***	*** ***	***	***	***
Total: ***
* Nominal delivery *** pursuant to Letter Agreement number UAL-PA-04761-LA-1801465R2 entitled "Open Matters 737-10 Aircraft", as may be subsequently amended.
Note: Serial Numbers above, if any are included, are provided as guidance only and are subject to change until delivery.
^ - ***
+ - ***
***

UAL-PA-04761 APR: 117225.TXT            Boeing / United Airlines, Inc. Proprietary                        *** 737-*** Aircraft
Table 1, SA-7, Page 1

Table 1 to Purchase Agreement No. 04761
*** 737-*** Aircraft Delivery, Description, Price and ***

	Airframe Model/MTOW:	737-***	*** pounds	^		Detail Specification:		***	4Q11 External Fcst~4Q11 External Fcst - Engines
	Engine Model/Thrust:	***	*** pounds	+		Airframe Price Base Year/*** Formula:		***	***
	Airframe Price:		***			Engine Price Base Year/*** Formula:		***	***
	*** Features:		***
	Sub-Total of Airframe and Features:		***			Airframe *** Data:
	Engine Price (Per Aircraft):		***			Base Year Index (ECI):		***
	Aircraft Basic Price (Excluding BFE/SPE):		***			Base Year Index (CPI):		***
	Buyer Furnished Equipment (BFE) Estimate:		***
	Seller Purchased Equipment (SPE) Estimate:		***

	Deposit per Aircraft:		***

# of Aircraft	***Delivery Month	***	Manufacturer Serial Number	***Forecast	Actual or Nominal Delivery ****	*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
	Number of	Factor				*** Base ***	***	***	***
	Aircraft	(Airframe)				Price Per A/P ***	***	***	***
***	*** ***	***	***		***	*** ***	***	***	***
Total: ***
* Nominal delivery *** pursuant to Letter Agreement number UAL-PA-04761-LA-1801465R2 entitled "Open Matters 737-10 Aircraft", as may be subsequently amended.
Note: Serial Numbers above, if any are included, are provided as guidance only and are subject to change until delivery.
^ - ***
+ - ***

UAL-PA-04761 APR: 117225.TXT            Boeing / United Airlines, Inc. Proprietary                        *** 737-*** Aircraft
Table 1, SA-7, Page 2

Table 2 to Purchase Agreement No. 04761
737-*** Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:		737-***	*** pounds	^	Detail Specification:		***
Engine Model/Thrust:		***	*** pounds	+	Airframe Price Base Year/*** Formula:		***	***
Airframe Price:			***		Engine Price Base Year/*** Formula:		***	***
*** Features: ***			***
Sub-Total of Airframe and Features:			***		Airframe *** Data:
Engine Price (Per Aircraft):			***		Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):			***		Base Year Index (CPI):		***
Buyer Furnished Equipment (BFE) Estimate:			***
Seller Purchased Equipment (SPE) Estimate:			***

Non-Refundable Deposit per Aircraft:			***

^ - ***
+ - ***
Applicability pursuant to § 2.2 of Letter Agreement UAL-PA-04761-LA-2100136 entitled "Open Matters Relating to *** Model 737-*** Aircraft".

		***		*** Forecast	*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
Delivery	Number of	Factor			*** Base ***	***	***	***
Date	Aircraft	(Airframe)			Price Per A/P ***	***	***	***
***	***	***		***	*** ***	***	***	***
***

PA-04761 APR 117225                Boeing/United Airlines, Inc. Proprietary             SA-7, Table 2: 737-*** Aircraft

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

United Airlines, Inc.

Exhibit A to Purchase Agreement Number 04761

for 737-8 Aircraft

UAL-PA-04761-EXA    SA-7
737-8 Aircraft    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Exhibit A

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is Boeing document number *** As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such ***.

UAL-PA-04761-EXA    SA-7
737-8 Aircraft    Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

*** Number	*** Feature Description	*** 737-8 Aircraft Price / 737-8 Aircraft in *** $	*** 737-8 Aircraft Price/737-8 Aircraft in *** $
***	***	***	***
	GRAND TOTAL:	***	***
UAL-PA-04761-EXA    SA-7
737-8 Aircraft    Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-2100096R1
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    Certain Special Matters for the 737-*** Aircraft (*** Aircraft) and for the *** 737-*** Aircraft (*** 737-*** Aircraft)
Reference:    Purchase Agreement No.  04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04761-LA-LA-2100096.
1.***
At the time of delivery of each *** Aircraft and each *** 737-*** Aircraft, unless otherwise noted, Boeing ***:
***
3.*** of One (1) Letter Agreement to *** Aircraft.
The terms of Letter Agreement UAL-PA-04761-LA-1807420R1 entitled 737-*** and 737-*** Aircraft Model *** shall *** to each *** Aircraft.
4.Assignment.
Unless otherwise noted herein, the *** described in this Letter Agreement are provided as a *** to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, this Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing. ***.
UAL-PA-04761-LA-2100096R1    SA-7
Special Matters *** Aircraft
& *** 737-*** Aircraft    Page 1
BOEING / UNITED AIRLINES PROPRIETARY

5.Confidentiality
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-2100096R1    SA-7
Special Matters *** Aircraft
& *** 737-*** Aircraft    Page 2
BOEING / UNITED AIRLINES PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	August 12, 2021

UNITED AIRLINES, INC.

By:	/s/ Ted Davidson

Its:	Vice President - Procurement

UAL-PA-04761-LA-2100096R1    SA-7
Special Matters *** Aircraft
& *** 737-*** Aircraft    Page 3
BOEING / UNITED AIRLINES PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1801474R1
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    *** for the 737-10 Aircraft
Reference:    Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Continental Holdings, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. For the purposes of this Letter Agreement, the term 737-10 Aircraft shall also include any 737-10 aircraft added to the Purchase Agreement subsequent to the date of this Letter Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04761-LA-1801474.
1.Definitions.
737-10 *** Notice means the written communication provided by Boeing to Customer in accordance with the requirements of Article 4.1, below.
737-10 Program Aircraft means each 737-10 Aircraft specified in the Purchase Agreement.
2.Applicability.
Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the *** for the Airframe Price and *** Features Prices for each 737-10 Program Aircraft shall be determined in accordance with this Letter Agreement.
3.*** Forecast.
Boeing will release an *** forecast in *** of each year based on Boeing’s then current standard ***. Only one *** forecast shall be used to conduct the *** analysis performed in accordance with Article 4.1, below, for a given 737-10 Program Aircraft. The *** forecast applicable to a given 737-10 Program Aircraft is set forth in Attachment A.
4.***
In the event that Boeing *** either the 737-10 *** Notice as detailed in Article 4.1.2 or Article 4.1.3 and Customer ***, then Customer *** the Purchase Agreement with respect to such affected 737-10 Program Aircraft.
UAL-PA-04761-LA-1801474R1
***    Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

4.2If Boeing provides Customer the *** described in Article 4.1.2 or Article 4.1.3 above, then Customer shall notify Boeing *** contained in Articles 4.1.2, 4.1.3, or 4.1.4 above within *** days of its receipt of the 737-10 *** Notice from Boeing. In the event Customer *** in accordance with Article 4.1.4 above, then Boeing *** to Customer, *** for the *** 737-10 Program Aircraft.
4.2.1Within *** days of Boeing’s receipt of *** notice for any such *** 737-10 Program Aircraft under Article 4.2 above, Boeing *** by written notice to Customer to *** related to such terminated 737- 10 Program Aircraft ***, by Customer.
4.2.2Should Customer *** any notice to Boeing in accordance with Article 4.2 above, then the *** for such 737-10 Program Aircraft shall be *** in accordance with Article 4.1.2.
4.3In the event that the *** of a 737-10 Program Aircraft that is subject to either Article 4.1.1, Article 4.1.2 or Article 4.1.3 above, *** applicable to such 737-10 Program Aircraft will be determined pursuant to Article 5 below.
7.***
***, identified in the Purchase Agreement as subject to *** pursuant to Supplemental Exhibit AE2, and which pertains to the 737-10 Program Aircraft shall be ***.
8.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
9.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA- 1801470.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-1801474R1
***    Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	August 12, 2021

UNITED AIRLINES, INC.

By:	/s/ Ted Davidson

Its:	Vice President - Procurement

UAL-PA-04761-LA-1801474R1
***    Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ATTACHMENT A
*** Forecast & 737-10 *** Notice Date

*** Forecast	Applicable to 737-10 Program Aircraft Delivering in Time Period	737-10 *** Notice Date
***	***	***
Attachment A to UAL-PA-04761-LA-1801474R1
***    Att. A, Page 1 of 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ATTACHMENT B
***

***	***	***	***

Attachment B to UAL-PA-04761-LA-1801474R1
***    Att. B, Page 1 of 5
BOEING / UNITED AIRLINES, INC. PROPRIETARY